New Issue Computational Materials

Part II of II

$463,818,000 (Approximate)

RASC Series 2005-AHL1 Trust

Issuer

Accredited Corporation

Originator

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-AHL1

August 24, 2005

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

.

Aggregate Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$477,182,736.69	$32,800.00	$879,455.72
Number of Mortgage Loans	2,099

Average Current Principal Balance	$227,338.13
Weighted Average Original Loan-to-Value	81.06%	19.00%	95.00%
Weighted Average Mortgage Rate	7.42%	4.95%	12.99%
Weighted Average Net Mortgage Rate	6.94%	4.53%	12.69%
Weighted Average Note Margin	5.90%	3.45%	10.00%
Weighted Average Maximum Mortgage Rate	14.41%	11.95%	18.50%
Weighted Average Minimum Mortgage Rate	7.41%	4.95%	11.50%
Weighted Average Term to Next Rate Adjustment Date (months)	23	16	60
Weighted Average Remaining Term to Stated Maturity (months)	358	120	360
Weighted Average Credit Score	626	474	813

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	96.85%
	Fixed	3.15%

Lien	First	100.00%
	Second	0.00%

Property Type	Single-Family Detached	63.22%
	Townhouse	0.50%
	Condo-Low-Rise (Less than 5 stories)	4.70%
	Planned Unit Development (Detached)	11.44%
	Planned Unit Development (Attached)	2.11%
	Two-to-four family units	17.99%
	Condo High-Rise (9 stories or more)	0.04%

Occupancy Status	Primary Residence	90.15%
	Second/Vacation	1.03%
	Non Owner Occupied	8.82%

Documentation Type	Full Documentation	37.96%
	Reduced Documentation	62.04%

Loans with Prepayment penalties		70.96%

Interest Only Percentage		22.81%

Loans serviced by Homecomings		100.00%

Lien Position of the Aggregate Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

Product Type of the Aggregate Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
FRM Balloon 40/30	4	$ 675,286	0.14%	$ 168,821	581	80.98%
15 Year FRM	5	412,954	0.09	82,591	574	76.79
30 Year FRM	99	13,920,161	2.92	140,608	610	87.82
2/28 Balloon 40/30	66	16,682,034	3.50	252,758	606	80.04
2/28 Hybrid	1,842	432,418,219	90.62	234,755	627	80.85
3/27 Hybrid	61	8,748762	1.83	143,422	635	82.71
3/27 Hybrid Balloon 40/30	3	427,200	0.09	142,400	649	80.00
5/25 Hybrid	17	3,646,250	0.76	214,485	621	82.33
5/25 Hybrid Balloon 40/30	2	251,871	0.05	125,936	649	64.52
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

Credit Score Distribution of the Aggregate Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
499 or Less	11	$ 1,886,608	0.40%	$ 171,510	62.63%
500 - 519	174	27,581,089	5.78	158,512	77.77
520 - 539	185	36,109,217	7.57	195,185	80.13
540 - 559	136	29,051,167	6.09	213,612	82.02
560 - 579	182	39,594,860	8.30	217,554	83.00
580 - 599	212	45,560,033	9.55	214,906	80.93
600 - 619	207	43,957,328	9.21	212,354	81.13
620 - 639	206	48,186,082	10.10	233,913	81.87
640 - 659	167	43,600,232	9.14	261,079	82.22
660 - 679	202	51,542,776	10.80	255,162	80.96
680 - 699	147	39,398,019	8.26	268,014	80.29
700 - 719	90	22,223,830	4.66	246,931	81.83
720 - 739	76	19,978,915	4.19	262,880	80.26
740 - 759	50	14,594,925	3.06	291,899	80.91
760 or Greater	53	13,844,853	2.90	261,224	81.40
Subtotal:	2,098	$ 477,109,937	99.98%	$ 227,412	81.05%
Not Available	1	72,800	0.02	72,800	40.00
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	81.06%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 626

Original Mortgage Loan Principal Balances of the Aggregate Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	321	$ 24,615,052	5.16%	$ 76,682	596	81.48%
100,001 to 200,000	786	115,966,054	24.30	147,540	608	81.49
200,001 to 300,000	464	115,805,502	24.27	249,581	621	80.45
300,001 to 400,000	276	96,111,174	20.14	348,229	639	81.35
400,001 to 500,000	161	71,938,258	15.08	446,821	644	81.40
500,001 to 600,000	72	39,765,449	8.33	552,298	641	80.25
600,001 to 700,000	16	10,480,937	2.20	655,059	637	80.68
700,001 to 800,000	1	759,515	0.16	759,515	645	80.00
800,001 to 900,000	2	1,740,795	0.36	870,398	632	77.53
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $227,338

Net Mortgage Rates of the Aggregate Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	2	$ 568,286	0.12%	$ 284,143	677	76.28%
5.000 - 5.499	27	8,628,260	1.81	319,565	688	77.50
5.500 - 5.999	132	42,117,495	8.83	319,072	684	78.66
6.000 - 6.499	390	106,869,727	22.40	274,025	657	80.19
6.500 - 6.999	464	110,499,833	23.16	238,146	638	80.45
7.000 - 7.499	465	101,249,801	21.22	217,742	599	81.28
7.500 - 7.999	287	56,302,027	11.80	196,174	589	83.03
8.000 - 8.499	220	35,133,402	7.36	159,697	568	84.15
8.500 - 8.999	68	10,509,762	2.20	154,555	559	85.37
9.000 - 9.499	35	4,380,891	0.92	125,168	551	81.01
9.500 - 9.999	6	498,301	0.10	83,050	557	81.24
10.000 - 10.499	1	72,063	0.02	72,063	501	89.00
10.500 - 10.999	1	313,299	0.07	313,299	623	95.00
12.500 - 12.999	1	39,591	0.01	39,591	613	90.00
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 6.9370% per annum.

Mortgage Rates of the Loans of the Aggregate Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	1	$ 176,286	0.04%	$ 176,286	649	68.00%
5.000 - 5.499	1	392,000	0.08	392,000	690	80.00
5.500 - 5.999	49	16,167,682	3.39	329,953	694	78.39
6.000 - 6.499	120	35,821,170	7.51	298,510	685	78.53
6.500 - 6.999	514	136,353,504	28.57	265,279	658	80.24
7.000 - 7.499	330	76,625,019	16.06	232,197	635	80.12
7.500 - 7.999	537	119,598,546	25.06	222,716	600	81.84
8.000 - 8.499	182	32,907,805	6.90	180,812	583	83.31
8.500 - 8.999	260	44,520,493	9.33	171,233	564	83.41
9.000 - 9.499	55	8,517,313	1.78	154,860	554	85.08
9.500 - 9.999	41	5,192,909	1.09	126,656	546	82.47
10.000 - 10.499	5	432,988	0.09	86,598	527	80.96
10.500 - 10.999	2	124,131	0.03	62,066	533	89.42
11.500 - 11.999	1	313,299	0.07	313,299	623	95.00
12.500 - 12.999	1	39,591	0.01	39,591	613	90.00
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 7.4215% per annum.

Original Loan-to-Value of the Aggregate Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	38	$ 5,706,892	1.20%	$ 150,181	570
50.01 - 55.00	17	2,711,615	0.57	159,507	617
55.01 - 60.00	35	7,135,031	1.50	203,858	571
60.01 - 65.00	42	9,806,977	2.06	233,499	579
65.01 - 70.00	64	14,041,695	2.94	219,401	589
70.01 - 75.00	101	24,095,071	5.05	238,565	574
75.01 - 80.00	965	246,205,724	51.60	255,135	654
80.01 - 85.00	280	60,146,144	12.60	214,808	589
85.01 - 90.00	422	84,172,594	17.64	199,461	603
90.01 - 95.00	135	23,160,994	4.85	171,563	626
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 81.06%

Geographical Distributions of Mortgaged Properties of the Aggregate Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	400	$ 132,083,595	27.68%	$ 330,209	635	79.26%
Florida	247	45,478,541	9.53	184,124	621	81.30
New York	177	53,047,529	11.12	299,704	637	79.19
Texas	31	4,592,850	0.96	148,156	595	80.55
New Jersey	97	28,211,066	5.91	290,836	647	81.67
Georgia	96	14,746,020	3.09	153,604	612	82.61
Virginia	44	11,029,695	2.31	250,675	638	80.30
Alabama	48	7,379,931	1.55	153,749	603	83.19
Arkansas	12	1,211,433	0.25	100,953	576	83.78
Arizona	40	9,387,434	1.97	234,686	618	83.07
Colorado	21	4,164,689	0.87	198,319	610	81.86
Connecticut	36	8,155,920	1.71	226,553	631	83.07
District of Columbia	8	2,301,416	0.48	287,677	643	74.08
Delaware	6	859,963	0.18	143,327	581	75.33
Hawaii	1	224,853	0.05	224,853	635	90.00
Idaho	11	1,271,095	0.27	115,554	582	85.11
Illinois	158	33,275,817	6.97	210,606	625	81.58
Indiana	44	4,662,362	0.98	105,963	585	84.25
Kentucky	16	2,451,736	0.51	153,233	592	84.76
Louisiana	16	2,045,441	0.43	127,840	613	85.59
Massachusetts	55	17,738,587	3.72	322,520	630	80.91
Maryland	59	16,234,211	3.40	275,156	621	80.70
Maine	6	952,719	0.20	158,787	600	85.00
Michigan	38	5,385,226	1.13	141,716	590	86.67
Minnesota	20	4,287,279	0.90	214,364	616	83.07
Missouri	35	5,301,861	1.11	151,482	587	85.33
Mississippi	10	1,131,725	0.24	113,173	612	86.20
North Carolina	22	3,663,495	0.77	166,522	597	87.06
Nebraska	2	320,519	0.07	160,259	667	82.52
New Hampshire	7	1,572,463	0.33	224,638	673	84.09
New Mexico	16	2,320,578	0.49	145,036	646	82.16
Nevada	42	8,843,475	1.85	210,559	637	82.13
Ohio	61	7,894,242	1.65	129,414	606	86.20
Oklahoma	6	369,034	0.08	61,506	587	84.93
Oregon	15	3,208,896	0.67	213,926	632	84.12
Pennsylvania	44	6,760,392	1.42	153,645	601	82.32
Rhode Island	7	1,406,602	0.29	200,943	624	72.21
South Carolina	9	1,154,247	0.24	128,250	550	85.43
Tennessee	15	1,549,500	0.32	103,300	576	84.49
Utah	22	3,395,601	0.71	154,346	605	82.22
Vermont	6	1,337,318	0.28	222,886	684	80.49
Washington	44	8,949,124	1.88	203,389	595	82.73
Wisconsin	13	2,354,218	0.49	181,094	594	87.92
Wyoming	2	203,745	0.04	101,873	656	83.52
Iowa	14	1,956,295	0.41	139,735	589	84.06
Kansas	11	1,358,041	0.28	123,458	573	83.18
Alaska	3	476,877	0.10	158,959	539	78.83
West Virginia	6	475,081	0.10	79,180	596	77.66
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

Mortgage Loan Purpose of the Aggregate Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	935	$ 225,759,103	47.31%	$ 241,454	657	81.65%
Rate/Term Refinance	42	9,080,475	1.90	216,202	597	83.01
Equity Refinance	1,122	242,343,159	50.79	215,992	597	80.43
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

Mortgage Loan Documentation Types of the Aggregate Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	948	$ 181,120,326	37.96%	$ 191,055	593	83.40%
Reduced Documentation	1,151	296,062,410	62.04	257,222	646	79.62
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

Occupancy Type of the Aggregate Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	1,857	$ 430,174,539	90.15%	$ 231,650	621	80.84%
Second/Vacation	22	4,911,822	1.03	223,265	640	83.03
Non-Owner Occupied	220	42,096,375	8.82	191,347	670	83.07
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

Mortgaged Property Types of the Aggregate Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	1,440	$ 301,670,063	63.22%	$ 209,493	615	81.35%
Townhouse	15	2,386,252	0.50	159,083	582	77.18
Condo-Low-Rise(Less than 5 stories)	112	22,410,868	4.70	200,097	637	80.39
Condo High-Rise (9 stories or more)	1	203,548	0.04	203,548	623	80.00
Planned Unit Developments (detached)	193	54,595,150	11.44	282,876	628	81.21
Planned Unit Developments (attached)	42	10,075,809	2.11	239,900	640	82.13
Two-to-four family units	296	85,841,045	17.99	290,004	657	80.10
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

Credit Grades of the Aggregate Loans
Aggregate Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	1,068	$ 244,029,214	51.14%	$ 228,492	663	81.21%
AX	275	86,559,584	18.14	314,762	651	81.03
AM	194	39,524,668	8.28	203,735	574	83.13
B	168	34,913,226	7.32	207,817	556	82.93
C	160	31,154,902	6.53	194,718	535	81.76
CM	234	41,001,143	8.59	175,219	527	76.06
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

Prepayment Penalty Terms of the Aggregate Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	268	$ 74,042,032	15.52%	$ 276,276	638	80.25%
24 Months	821	188,832,446	39.57	230,003	630	80.61
36 Months	194	36,004,447	7.55	185,590	606	83.07
60 Months	145	24,643,688	5.16	169,956	599	82.94
Other	66	15,091,782	3.16	228,663	627	81.49
None	605	138,568,341	29.04	229,039	622	81.20
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

Interest Only Terms of the Aggregate Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
24 Months	4	$ 1,723,900	0.36%	$ 430,975	691	78.62%
60 Months	336	107,122,751	22.45	318,818	673	80.24
None	1,759	368,336,086	77.19	209,401	612	81.31
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

Note Margins of the Aggregate Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	108	$ 15,008,400	3.15%	$ 138,967	608	87.21%
3.000 - 3.499	1	176,286	0.04	176,286	649	68.00
3.500 - 3.999	1	392,000	0.08	392,000	690	80.00
4.000 - 4.499	159	37,736,408	7.91	237,336	655	80.60
4.500 - 4.999	107	32,294,001	6.77	301,813	687	78.80
5.000 - 5.499	401	109,830,761	23.02	273,892	659	80.07
5.500 - 5.999	337	82,150,567	17.22	243,770	639	80.05
6.000 - 6.499	397	94,448,781	19.79	237,906	602	80.85
6.500 - 6.999	224	44,031,467	9.23	196,569	592	82.73
7.000 - 7.499	222	38,656,700	8.10	174,129	564	82.78
7.500 - 7.999	95	16,402,905	3.44	172,662	562	84.82
8.000 - 8.499	36	4,787,820	1.00	132,995	553	83.34
8.500 - 8.999	7	631,243	0.13	90,178	539	67.05
9.000 - 9.499	3	322,099	0.07	107,366	522	86.70
10.000 - 10.499	1	313,299	0.07	313,299	623	95.00
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 5.9007% per annum.

Maximum Mortgage Rates of the Aggregate Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	108	$ 15,008,400	3.15%	$ 138,967	608	87.21%
11.000 - 11.999	1	176,286	0.04	176,286	649	68.00
12.000 - 12.999	48	16,085,929	3.37	335,124	692	78.53
13.000 - 13.999	619	168,890,949	35.39	272,845	664	79.76
14.000 - 14.999	832	191,022,415	40.03	229,594	614	80.96
15.000 - 15.999	399	72,511,081	15.20	181,732	571	83.11
16.000 - 16.999	84	12,617,258	2.64	150,205	552	83.66
17.000 - 17.999	7	557,120	0.12	79,589	529	82.85
18.000 - 18.999	1	313,299	0.07	313,299	623	95.00
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.4075% per annum.

Minimum Mortgage Rates of the Aggregate Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	108	$ 15,008,400	3.15%	$ 138,967	608	87.21%
4.000 - 4.999	1	176,286	0.04	176,286	649	68.00
5.000 - 5.999	48	16,085,929	3.37	335,124	692	78.53
6.000 - 6.999	619	168,890,949	35.39	272,845	664	79.76
7.000 - 7.999	832	191,022,415	40.03	229,594	614	80.96
8.000 - 8.999	399	72,511,081	15.20	181,732	571	83.11
9.000 - 9.999	84	12,617,258	2.64	150,205	552	83.66
10.000 - 10.999	7	557,120	0.12	79,589	529	82.85
11.000 - 11.999	1	313,299	0.07	313,299	623	95.00
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 7.4075% per annum

Next Interest Rate Adjustment Date of the Aggregate Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	108	$ 15,008,400	3.15%	$ 138,967	608	87.21%
December 2006	1	290,512	0.06	290,512	528	80.00
January 2007	3	619,374	0.13	206,458	617	82.16
February 2007	2	315,404	0.07	157,702	568	90.00
March 2007	12	3,363,349	0.70	280,279	607	83.97
April 2007	40	10,049,172	2.11	251,229	594	82.04
May 2007	105	23,435,955	4.91	223,200	613	81.77
June 2007	189	43,689,402	9.16	231,161	639	81.26
July 2007	1,438	351,282,533	73.62	244,285	628	80.73
August 2007	118	16,054,552	3.36	136,056	586	78.59
February 2008	2	402,465	0.08	201,232	641	81.97
April 2008	4	664,306	0.14	166,076	630	92.11
May 2008	6	1,079,705	0.23	179,951	567	76.56
June 2008	7	1,209,952	0.25	172,850	685	87.51
July 2008	34	4,671,715	0.98	137,403	638	82.51
August 2008	11	1,147,820	0.24	104,347	640	78.06
May 2010	1	73,377	0.02	73,377	613	95.00
June 2010	2	312,560	0.07	156,280	664	76.53
July 2010	13	3,185,584	0.67	245,045	616	81.44
August 2010	3	326,600	0.07	108,867	655	80.00
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 23

Back-End Debt to Income Ratio of the Aggregate Loans
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	36	$ 8,147,778	1.71%	$ 226,327	623	81.78%
20.01 - 25.00	73	9,954,129	2.09	136,358	617	82.72
25.01 - 30.00	102	17,377,654	3.64	170,369	594	79.71
30.01 - 35.00	178	34,859,719	7.31	195,841	628	80.94
35.01 - 40.00	350	76,095,786	15.95	217,417	629	80.73
40.01 - 45.00	907	228,889,043	47.97	252,358	638	80.67
45.01 - 50.00	398	87,972,598	18.44	221,037	600	82.38
50.01 - 55.00	54	13,523,845	2.83	250,442	613	80.93
55.01 - 60.00	1	362,186	0.08	362,186	654	90.00
Total:	2,099	$ 477,182,737	100.00%	$ 227,338	626	81.06%

As of the cut-off date, the weighted average Back-End Debt-to-Income Ratio of the mortgage loans was 41.85%.